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                                                                       Exhibit 6

                          INDEPENDENT EXPERT'S CONSENT


The Board of Directors
Acetex Corporation

We consent to the use of references to our firm in your Form 40-F and Annual Information Form dated March 29, 2004.


/s/ "Nexant CHEMSYSTEMS"


March 29, 2004